UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2017 (May 22, 2017)

Kaman Corporation

(Exact Name of Registrant as Specified in Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Additional Convertible Notes

On May 22, 2017, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers (the “Initial Purchasers”) named in Schedule 1 of that certain Purchase Agreement dated as of May 8, 2017 (the “Purchase Agreement”), notified Kaman Corporation (the “Company”) of their election to purchase $25 million aggregate principal amount of the Company’s 3.25% Convertible Senior Notes due 2024 (the “Additional Convertible Notes”), pursuant to the over-allotment option granted by the Company to the Initial Purchasers under the terms of the Purchase Agreement. The Additional Convertible Notes have the same terms, and were issued on May 24, 2017 under the same Indenture, dated as of May 12, 2017, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), as the Company’s $175,000,000 3.25% Convertible Senior Notes due 2024 issued on May 12, 2017, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (the “Notes Form 8-K”). The information set forth in the Notes Form 8-K is incorporated herein by reference. The net proceeds from the sale of the Additional Convertible Notes was approximately $24.2 million, after deducting fees payable by the Company. The Company used a portion of the net proceeds to pay the cost of the additional capped call transactions, as described below, and has used a portion, and intends to use the remainder, to repay indebtedness under the Company’s existing credit agreement.

Additional Capped Call Transactions

On May 22, 2017, in connection with the exercise of the over-allotment option to purchase the Additional Convertible Notes, the Company entered into privately negotiated capped call transactions (the “Additional Capped Call Transactions”) with certain of the Initial Purchasers (or their affiliates) (the “Option Counterparties”). The Additional Capped Call Transactions cover, collectively, the number of shares of the Company’s common stock underlying the Additional Convertible Notes, subject to anti-dilution adjustments substantially similar to those applicable to the Additional Convertible Notes. The terms of the Additional Capped Call Transactions are substantially the same as the terms of the capped call transactions described in the Notes Form 8-K, which are incorporated herein by reference. The aggregate cost of the Additional Capped Call Transactions was approximately $2.6 million.

The Additional Capped Call Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Additional Convertible Notes and will not affect any holder’s rights under the Additional Convertible Notes. Holders of the Additional Convertible Notes will not have any rights with respect to the Additional Capped Call Transactions.

The foregoing description of the Additional Capped Call Transactions is a summary and is qualified in its entirety by the copies of the Letter Agreements with respect to the Additional Capped Call Transactions filed herewith as Exhibits 10.1, 10.2 and 10.3, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company’s offering of the Additional Convertible Notes to the Initial Purchasers was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement, including that the Initial Purchasers would only offer, sell or deliver the Additional Convertible

Notes to persons inside the United States whom they reasonably believe to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act.

The Additional Convertible Notes and the shares of the Company’s common stock issuable upon conversion of the Additional Convertible Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or applicable exemption from registration requirements.

Item 7.01.	Regulation FD Disclosure

On May 25, 2017, the Company issued a press release in connection with the closing of the exercise of the over-allotment option to purchase the Additional Convertible Notes. The press release is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Letter Agreement, dated May 22, 2017, between Bank of America, N.A. and Kaman Corporation, regarding the Additional Capped Call Transaction

10.2	Letter Agreement, dated May 22, 2017, between JPMorgan Chase Bank, National Association, London Branch and Kaman Corporation, regarding the Additional Capped Call Transaction

10.3	Letter Agreement, dated May 22, 2017, between UBS AG, London Branch and Kaman Corporation, regarding the Additional Capped Call Transaction

99.1	Press release dated May 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION
Date: May 25, 2017

/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated May 22, 2017, between Bank of America, N.A. and Kaman Corporation, regarding the Additional Capped Call Transaction

10.2	Letter Agreement, dated May 22, 2017, between JPMorgan Chase Bank, National Association, London Branch and Kaman Corporation, regarding the Additional Capped Call Transaction

10.3	Letter Agreement, dated May 22, 2017, between UBS AG, London Branch and Kaman Corporation, regarding the Additional Capped Call Transaction

99.1	Press release dated May 25, 2017